SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K/A

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 31, 1994

                         VALERO ENERGY CORPORATION
          (Exact name of registrant as specified in its charter)


                                 Delaware
              (State or other jurisdiction of incorporation)


          1-4718                          74-1244795
 (Commission File Number)      (IRS Employer Identification No.)

530 McCullough Avenue, San Antonio, Texas           78215
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:
(210/246-2000)

This Form 8-K/A amends Item 7(b) of the Valero Energy
Corporation (the "Company") Current Report on Form 8-K dated May 31, 1994 (filed June 2, 1994).

Item 7.   Financial Statements and Exhibits.

     (b) Pro Forma Financial Information. The following pro forma information of Valero Energy Corporation and its consolidated subsidiaries is included herein as a part of this Current Report:

                                                                                 Page
Pro Forma Condensed Consolidated Balance Sheet -- March 31, 1994 . . . . . . . .
Pro Forma Consolidated Statement of Income -- For the Three Months Ended
     March 31, 1994. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Pro Forma Consolidated Statement of Income -- For the Year Ended
     December 31, 1993 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Notes to Pro Forma Condensed Consolidated Financial Statements . . . . . . . . .

Item 7(b).  Pro Forma Financial Information

                                    VALERO ENERGY CORPORATION AND SUBSIDIARIES
                                  PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                    March 31, 1994
                                                (Thousands of dollars)
                                                      (Unaudited)

                                                                                                 VALERO
                                           VALERO             VNGP,                              ENERGY
                                           ENERGY              L.P.                             Pro Forma
     ASSETS                              Historical         Historical        ADJUSTMENTS      Consolidated


CURRENT ASSETS. . . . . . . . . . . .   $   346,536        $   203,941      $(121,264)  <F1>    $  390,080
                                                                              (39,133)  <F2>
PROPERTY, PLANT AND
 EQUIPMENT, NET . . . . . . . . . . .     1,294,376            735,291             47   <F2>     2,058,425
                                                                               31,911   <F3>
                                                                               (3,964)  <F4>
                                                                                  764   <F6>
INVESTMENT IN AND LEASES
 RECEIVABLE FROM VALERO
 NATURAL GAS PARTNERS, L.P. . . . . .       123,055              -            121,264   <F1>          -
                                                                             (121,264)  <F4>
                                                                              (17,469)  <F5>
                                                                             (105,586)  <F6>
INVESTMENT IN AND ADVANCES TO
 JOINT VENTURES . . . . . . . . . . .        29,674              -              -                   29,674
DEFERRED CHARGES AND OTHER
 ASSETS . . . . . . . . . . . . . . .        74,548             79,297        (21,973)  <F3>       129,566
                                                                                 (300)  <F4>
                                                                               (2,006)  <F7>
                                         $1,868,189         $1,018,529      $(278,973)          $2,607,745

LIABILITIES AND STOCKHOLDERS'
 EQUITY/PARTNERS' CAPITAL

CURRENT LIABILITIES . . . . . . . . .    $  141,275        $   293,713      $ (39,086)  <F2>    $  394,821
                                                                               (1,081)  <F6>
LONG-TERM DEBT,
 less current maturities. . . . . . .       424,844            476,072          -                  900,916
CAPITAL LEASE OBLIGATIONS,
 less current maturities. . . . . . .         -                103,741       (103,741)  <F6>          -
DEFERRED INCOME TAXES . . . . . . . .       235,640              -              -                  235,640
DEFERRED CREDITS AND
 OTHER LIABILITIES. . . . . . . . . .        40,021              2,006          9,938   <F3>        49,959
                                                                               (2,006)  <F7>
REDEEMABLE PREFERRED STOCK,
 SERIES A . . . . . . . . . . . . . .        13,800              -              -                   13,800
STOCKHOLDERS' EQUITY. . . . . . . . .     1,012,609              -              -                1,012,609
PARTNERS' CAPITAL . . . . . . . . . .        -                 142,997       (125,528)  <F4>          -
                                                                              (17,469)  <F5>
                                         $1,868,189         $1,018,529      $(278,973)          $2,607,745


                                     VALERO ENERGY CORPORATION AND SUBSIDIARIES
                                     PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                     For the Three Months Ended March 31, 1994
                                  (Thousands of Dollars, Except per Share Amounts)
                                                    (Unaudited)

                                                                                                 VALERO
                                            VALERO            VNGP,                              ENERGY
                                            ENERGY            L.P.                             Pro Forma
                                          Historical       Historical       ADJUSTMENTS       Consolidated


OPERATING REVENUES. . . . . . . . . .      $281,277         $379,664       $(54,808) <F8>        $607,173
                                                                              1,040  <F9>

COSTS AND EXPENSES:
 Cost of sales. . . . . . . . . . . .       210,107          335,331        (34,106) <F8>         511,268
                                                                                (64) <F9>
 Operating expenses . . . . . . . . .        30,024           33,347        (20,702) <F8>          42,349
                                                                               (320) <F9>
 Depreciation expense . . . . . . . .        15,568            9,234            415  <F10>         24,732
                                                                               (485) <F11>
                                            255,699          377,912        (55,262)              578,349

OPERATING INCOME. . . . . . . . . . .        25,578            1,752          1,494                28,824

EQUITY IN EARNINGS (LOSSES) OF AND
 INCOME FROM VALERO NATURAL
 GAS PARTNERS, L.P. . . . . . . . . .        (2,908)           -              2,908  <F12>           -

OTHER INCOME (EXPENSE), NET . . . . .          (918)             501            226  <F13>           (191)

INTEREST AND DEBT EXPENSE:
 Incurred . . . . . . . . . . . . . .       (12,048)         (16,836)            58  <F9>         (24,243)
                                                                              3,193  <F14>
                                                                              1,390  <F15>
 Capitalized. . . . . . . . . . . . .           279              136           -                      415

INCOME (LOSS) BEFORE INCOME
 TAXES. . . . . . . . . . . . . . . .         9,983          (14,447)         9,269                 4,805

INCOME TAX EXPENSE. . . . . . . . . .         3,700            -             (1,800) <F16>          1,900

NET INCOME (LOSS) . . . . . . . . . .         6,283          (14,447)        11,069                 2,905
 Less: preferred stock
   dividend requirements. . . . . . .           532            -              2,456  <F17>          2,988

NET INCOME (LOSS) APPLICABLE TO
 COMMON STOCK . . . . . . . . . . . .      $  5,751         $(14,447)      $  8,613              $    (83)

EARNINGS (LOSS) PER SHARE OF
 COMMON STOCK . . . . . . . . . . . .      $    .13                                              $   (.00)


                                          VALERO ENERGY CORPORATION AND SUBSIDIARIES
                                          PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                             For the Year Ended December 31, 1993
                                       (Thousands of Dollars, Except per Share Amounts)
                                                         (Unaudited)

                                                                                                  VALERO
                                           VALERO             VNGP,                               ENERGY
                                           ENERGY             L.P.                              Pro Forma
                                         Historical        Historical        ADJUSTMENTS       Consolidated


OPERATING REVENUES. . . . . . . . . .    $1,222,239        $1,326,458      $(277,920) <F8>      $2,275,359
                                                                               4,582  <F9>

COSTS AND EXPENSES:
 Cost of sales. . . . . . . . . . . .       970,435         1,090,363       (197,193) <F8>       1,863,333
                                                                                (272) <F9>
 Operating expenses . . . . . . . . .       119,567           120,171        (80,727) <F8>         157,484
                                                                              (1,527) <F9>
 Depreciation expense . . . . . . . .        56,733            36,446          1,658  <F10>         92,897
                                                                              (1,940) <F11>
                                          1,146,735         1,246,980       (280,001)            2,113,714

OPERATING INCOME. . . . . . . . . . .        75,504            79,478          6,663               161,645

EQUITY IN EARNINGS OF AND INCOME
 FROM VALERO NATURAL
 GAS PARTNERS, L.P. . . . . . . . . .        23,693             -            (23,693) <F12>          -

GAIN ON DISPOSITION OF ASSETS
 AND OTHER INCOME, NET. . . . . . . .         6,209             1,263            246  <F13>          7,718

INTEREST AND DEBT EXPENSE:
 Incurred . . . . . . . . . . . . . .       (49,517)          (68,007)           233  <F9>        (103,087)
                                                                              12,822  <F14>
                                                                               1,382  <F15>
 Capitalized. . . . . . . . . . . . .        12,335             1,713           -                   14,048

INCOME BEFORE INCOME TAXES. . . . . .        68,224            14,447         (2,347)               80,324

INCOME TAX EXPENSE. . . . . . . . . .        31,800             -              4,200  <F16>         36,000

NET INCOME. . . . . . . . . . . . . .        36,424            14,447         (6,547)               44,324
 Less: preferred stock
   dividend requirements. . . . . . .         1,262             -             10,781  <F17>         12,043

NET INCOME APPLICABLE TO
 COMMON STOCK . . . . . . . . . . . .    $   35,162        $   14,447      $ (17,328)           $   32,281

EARNINGS PER SHARE OF COMMON
 STOCK. . . . . . . . . . . . . . . .    $      .82                                             $      .75


          VALERO ENERGY CORPORATION AND SUBSIDIARIES
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                         (Unaudited)

       The accompanying pro forma condensed consolidated financial statements of the Company give effect to the acquisition by the Company of the Common Units held by the Public Unitholders. The $117.5 million cost of such Common Units is funded by the net proceeds from the sale of $172.5 million of $3.125 Convertible Preferred Stock that was completed in March 1994. Such net proceeds were used to reduce outstanding indebtedness under bank credit lines and for temporary cash investments as of March 31, 1994. The acquisition is accounted for as a purchase. As a result of the acquisition, the Company would own 100% of the outstanding Common Units of VNGP, L.P., and VNGP, L.P. would be fully consolidated in the financial statements of the Company. Unless otherwise required by the context, the term "VNGP, L.P." as used herein refers to VNGP, L.P. and its consolidated subsidiaries, both individually and collectively. The pro forma condensed consolidated financial statements are based on the historical consolidated financial statements of the Company and VNGP, L.P. after certain adjustments as described below. The pro forma condensed consolidated balance sheet assumes that the acquisition by the Company of the Common Units held by the Public Unitholders occurred on March 31, 1994. The pro forma consolidated statements of income assume that the above described transactions occurred on January 1, 1993. Such pro forma condensed consolidated financial statements are not necessarily indicative of the results of future operations.

[FN]
<F1>
     Reflects the utilization of cash proceeds from the sale of $3.125 Convertible Preferred Stock to fund the $117,514,000 acquisition cost of the Common Units held by the Public Unitholders and the remaining estimated direct costs of the acquisition of $3,750,000. Direct acquisition costs of $3,000,000 were accrued in the Company's historical balance sheet as of March 31, 1994, resulting in total estimated direct acquisition costs of $6,750,000. These costs were included in the total acquisition cost of the Common Units held by the Public Unitholders allocated to the portion of VNGP, L.P.'s assets acquired and liabilities assumed.

<F2>
     Reflects the elimination of current receivables and payables between the Company and VNGP, L.P. for product sales and purchases, management fees billed by the Company to VNGP, L.P. for direct and indirect costs, and accrued interest on capital leases. The difference between the Company's accrued interest receivable and VNGP, L.P.'s accrued interest payable on capital leases is reflected as an adjustment to net property, plant and equipment.

<F3>
     Reflects the adjustment to assumed fair value of the portion of VNGP, L.P.'s assets acquired and liabilities assumed previously held by the Public Unitholders. See adjustments <F9> and <F13>.


<F4>
     Reflects the elimination of the Company's acquisition cost of the Common Units not previously held by the Company against the corresponding VNGP, L.P. Public Unitholders' capital, with the difference reflected as an adjustment to the fair value of net property, plant and equipment acquired.

     A summary of the allocation of the acquisition cost of the Common Units of VNGP, L.P. previously held by the Public Unitholders is as follows (thousands of dollars):


     VNGP, L.P. Common Units purchased
       (9,711,919 Common Units @ $12.10 per Unit) . . . . . . . . $117,514
     Direct acquisition costs . . . . . . . . . . . . . . . . . .    6,750
         Total acquisition cost . . . . . . . . . . . . . . . . .  124,264
     Less direct acquisition costs accrued in the Company's
       historical balance sheet as of March 31, 1994. . . . . . .   (3,000)
                                                                   121,264
     Less:  VNGP, L.P.'s historical cost basis in
       Common Units not previously held by the Company. . . . . .  125,228

     Difference - assumed to be an adjustment to the fair value of net property, plant and equipment acquired. . . . . . . $ (3,964)

<F5>
     Reflects the elimination of the Company's previously existing general and limited partner interests in VNGP, L.P. against the corresponding VNGP, L.P. partners' capital.

<F6>
     Reflects the elimination of the Company's leases receivable from VNGP, L.P. against the current and long-term portions of VNGP, L.P.'s capital lease obligations to the Company, with the difference reflected as an adjustment to net property, plant and equipment.

<F7>
     Reflects the elimination of the noncurrent receivable and payable between the Company and VNGP, L.P. for postretirement benefits other than pensions.

<F8>
     Reflects the elimination of transactions between the Company and VNGP, L.P. for product sales and purchases, and management fees billed by the Company to VNGP, L.P. for direct and indirect costs.

<F9>
     Reflects an increase in operating revenues and decrease in cost of sales, operating expenses and interest expense resulting from the amortization to income of the portion of certain deferred credits and the elimination of amortization expense on the portion of certain deferred charges of VNGP, L.P. that were adjusted to fair value upon the acquisition by the Company of the Public Unitholders' Common Units. See adjustment
<F3>.  The deferred credits recorded in adjustment <F3> and
subsequently amortized to income relate primarily to the assumption of VNGP, L.P.'s obligation to provide discounted natural gas transportation services to approximately 12 customers. Such obligations arose in connection with the settlement of certain take-or-pay and other claims. The fair value adjustment represents the discounted present value of the difference between settlement contract rates and current market rates and is amortized to revenues over the term of the contracts (which expire primarily in the years 1993 through 1997) based on the volumes agreed to be transported under such settlement contracts.

<F10>
     Reflects an increase to depreciation expense resulting from the assumed increase in fair value of the portion of VNGP, L.P.'s net property, plant and equipment acquired from the Public Unitholders depreciated over an estimated average remaining life of 17.5 years.

<F11>
     Reflects a decrease in depreciation expense resulting from the difference in depreciable lives of assets held under capital leases of 20 to 40 years versus their lease terms of 15 to 25 years.

<F12>
     Reflects the elimination of the Company's equity in (losses) of and interest income from VNGP, L.P.

<F13>
     Reflects an increase in net interest income resulting from the accretion of interest which was imputed in connection with the adjustment to fair value of the portion of VNGP, L.P.'s deferred charges acquired and deferred credits assumed previously held by the Public Unitholders. See adjustment <F3>.

<F14>
     Reflects the elimination of interest expense incurred by VNGP, L.P. in connection with its capital lease obligations to the Company.

<F15>
     Reflects a decrease in interest expense due to the assumed repayment of indebtedness under bank credit lines as of January 1, 1993 funded primarily by the $43.6 million excess proceeds from the sale of $3.125 Convertible Preferred Stock.

<F16>
     Reflects the tax effects of the consolidation of VNGP, L.P. into the Company, primarily the tax effects of VNGP, L.P.'s net income (loss) after its merger into the Company.

<F17>
     Reflects an increase in preferred stock dividends due to the sale of $172.5 million of $3.125 Convertible Preferred Stock as of January 1, 1993. The preferred stock is convertible into VEC common stock ("Common Stock") at a premium of 25% above an assumed Common Stock market price of $21 5/8 per share. Conversion of the Convertible Preferred Stock into Common Stock is antidilutive to earnings per share of common stock for the three months ended March 31, 1994 and the year ended December 31, 1993.

                                  SIGNATURE

       Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


                                      VALERO ENERGY CORPORATION


                                      By: /s/ Don M. Heep
                                          Don M. Heep
                                       Senior Vice President and
                                       Chief Financial Officer

Date:  February 9, 1995